T. Rowe Price New Income Fund

Supplement to Summary Prospectus Dated October 1, 2017

On page 6, the portfolio manager table under “Management” is supplemented as follows:

Effective January 31, 2018, Stephen L. Bartolini will join Daniel O. Shackelford as the fund’s co-portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Bartolini joined T. Rowe Price in 2010. Effective December 31, 2018, Mr. Shackelford will step down from his responsibilities as co-portfolio manager and Mr. Bartolini will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Shackelford plans to retire from T. Rowe Price on or around March 31, 2019.

The date of this supplement is January 11, 2018.

F43-041-S 1/11/2018